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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K
                              _____________________


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                JANUARY 25, 2005
                        ---------------------------------
                        (Date of earliest event reported)



                               HARSCO CORPORATION
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             (Exact name of registrant as specified in its charter)




             DE                      1-3970                      23-1483991
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)



                        P.O. BOX 8888 CAMP HILL, PA 17011
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               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 717-763-7064







Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 25, 2005, Harsco Corporation and National Westminster Bank plc executed an agreement extending the term of its $50,000,000 (original value, subsequently reduced to $25,000,000) Facility agreement, dated December 15, 2000, through December 12, 2005. The other significant terms of the facility remain unchanged.

A copy of the agreement extending the term of the Facility is attached hereto and incorporated by reference herein as Exhibit 10. The original Facility agreement, dated December 15, 2000, was filed as Exhibit 10(a) to the Company's 2000 Form 10-K.





ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

               (c) Exhibit 10.    Agreement extending term of the Facility
                                  agreement dated December 15, 2000.






EXHIBIT INDEX
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     10            Agreement extending term of the Facility agreement dated
                   December 15, 2000.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HARSCO CORPORATION
                                          ---------------------------------
                                                    (Registrant)



DATE    January 27, 2005                  /s/ Salvatore D. Fazzolari
        ----------------                  ---------------------------------
                                          Salvatore D. Fazzolari
                                          Senior Vice President, Chief
                                          Financial Officer and Treasurer